Significant transactions	12 Months Ended
Oct. 31, 2023
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Significant transactions

Note 3	Significant transactions

2023
Sale of certain banking assets in the Caribbean
On October 12, 2021, FirstCaribbean International Bank Limited (CIBC FirstCaribbean) announced that it had entered into agreements to sell its banking assets in Aruba, St. Vincent, St. Kitts, Grenada and Dominica. The sales of banking assets in Aruba, St. Vincent and Grenada were completed in February 2022, March 2023 and July 2023, respectively. The proposed transactions in St. Kitts and Dominica did not proceed and CIBC FirstCaribbean ceased its operations in Dominica on January 31, 2023. The impacts of these transactions and closures were not material.
On October 31, 2023, CIBC FirstCaribbean announced that it had entered into an agreement to sell its banking assets in Curaçao and Sint Maarten. The transactions are subject to regulatory approvals and other closing conditions, which are expected to be finalized in fiscal 2024. The impacts upon closing are not expected to be material.
2022
Acquisition of Canadian Costco credit card portfolio
On March 4, 2022, we completed the acquisition of the Canadian Costco credit card portfolio, which had an outstanding balance of $2.9 billion, for cash consideration of $3.1 billion. We have also entered into a long-term agreement under which we have become the exclusive issuer of Costco-branded MasterCard credit cards in Canada. The combined transaction was accounted for as an asset acquisition and included in our Canadian Personal and Business Banking SBU. On the acquisition date, we recognized credit card receivables at their fair value of $2.8 billion and an intangible asset for the purchased credit card relationships. During the fourth quarter of 2022, we finalized the purchase consideration and recognized a reduction in the intangible asset to its fair value of $236 million.